                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statements of
Skyway Communications Holding Corp. (the "Company") on Form S-8 or our report, dated April 5, 2003, on our audit of the financial statement of the Company for the period ended April 30, 2002 which report is included in the Annual Report on
Form 10-KSB for the period ended April 30, 2003.

/s/ Seligson & Giannattasio, LLP
    Seligson & Giannattasio, LLP
    N. White Plains, NY
    August 14, 2003